                                                                      EXECUTION
                                                                     COUNTERPART


                            LEASE AMENDMENT NO. 2


        THIS LEASE AMENDMENT NO. 2 (the "AMENDMENT") is made and entered as of June 1, 2000, by and between COLLINS CROSSING, LTD., a Texas limited partnership ("LANDLORD"), and INET TECHNOLOGIES, INC., a Delaware corporation ("TENANT"). All terms used herein and not otherwise defined shall have the meanings ascribed to them in the hereinafter defined Lease.

                              W I T N E S S E T H:

        WHEREAS, Landlord and Tenant entered into that certain Lease dated January 27, 2000, said Lease covering certain premises described as Suite Nos. 100, 200, 800, 900, 1000, and 1100 and containing 162,402 rentable square feet (the "INITIAL PREMISES"), located in the office building on the land containing approximately 5.3394 acres located in Richardson, Dallas County, Texas, and whose street address is 1500 N. Greenville Avenue, Richardson, Dallas County, Texas (the "BUILDING"); and

        WHEREAS, Landlord and Tenant amended the Lease by Lease Amendment No. 1 dated as of March31, 2000 (the "FIRST AMENDMENT"), pursuant to which Landlord leased to Tenant, and Tenant leased from Landlord, Suite No. 700 in the Building containing 27,697 rentable square feet (the "SEVENTH FLOOR PREMISES" and, together with the Initial Premises, the "EXISTING PREMISES") as contemplated by EXHIBIT H (Must-Take Expansion Obligation) of the Lease (the Lease, as amended by the First Amendment, is herein called the "LEASE"); and

        WHEREAS, by letter dated April 5, 2000, Landlord delivered a notice to Tenant (the "REFUSAL NOTICE") that (1) Landlord had received an offer to lease the fourth and fifth floors of the Building which Landlord desired to accept, and (2) afforded Tenant ten (10) business days within which to elect to lease the fourth and fifth floors of the Building on the terms set forth in the Refusal Notice; and

        WHEREAS, by letter dated April 14, 2000, Tenant delivered a notice to Landlord (the "EXPANSION NOTICE") of Tenant's election to exercise the First First-Year Expansion Option and the Second First-Year Expansion Option with respect to the sixth and fifth floors of the Building; and

        WHEREAS, certain disputes and controversies have arisen between Landlord and Tenant with respect to the validity and effectiveness of the Refusal Notice and the Expansion Notice and with respect to the respective rights and obligations of Landlord and Tenant as to the third, fourth, fifth, and sixth floors in the Building (collectively called the "DISPUTES"); and

        WHEREAS, in order to settle and compromise the Disputes without any admission of liability by either party, Landlord and Tenant have executed simultaneously with this Amendment a Compromise and Settlement Agreement dated of even date herewith (the "SETTLEMENT AGREEMENT"), which Settlement Agreement provides for, among other things, the execution and delivery of this Amendment; and

        WHEREAS, Landlord and Tenant have determined the rentable square feet of the Existing Premises is incorrectly stated in the Lease and desire to correct such rentable square footage;

        NOW, THEREFORE, for and in consideration of the foregoing recitals, the covenants, terms, conditions, payments, releases, mutual promises and agreements set forth herein and in the Settlement Agreement, Ten and No/100 Dollars ($10.00) in hand paid, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

        1. EXISTING PREMISES. Landlord and Tenant hereby stipulate and agree that, notwithstanding anything set forth in the Lease to the contrary,
(a) the Existing Premises contain 184,272 rentable square feet, and (b) Tenant's Proportionate Share is 61.2513%, which is the percentage obtained by dividing (i) the 184,272 rentable square feet in the Premises by (ii) the 300,846 rentable square feet in the Building.

        2. SIXTH FLOOR PREMISES. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, Suite No. 600 in the Building containing 28,550 rentable square feet (the "SIXTH FLOOR PREMISES") on the terms and conditions of the Lease, as modified hereby. From and after the Sixth Floor Commencement Date (as hereinafter defined) and until the Third Floor Commencement Date (as hereinafter defined), (a) the term "PREMISES", as used in the Lease, shall refer collectively to the Existing Premises and the Sixth Floor Premises, except as herein otherwise provided, and (b) Tenant's Proportionate Share shall be increased to 70.7412%, which is the percentage obtained by dividing the rentable square feet in the Premises (212,822) by the number of rentable square feet in the Building (300,846).

        3. SIXTH FLOOR TERM; ACCEPTANCE. The Term for the Sixth Floor Premises shall commence on October 1, 2000 (the "SIXTH FLOOR COMMENCEMENT DATE") and shall be coterminous with the Term for the Existing Premises (the "SIXTH FLOOR PREMISES TERM"). If the Completion Date as to the Sixth Floor Premises has not occurred by October 1, 2000 due to Landlord's Delays, then
(a) Tenant's obligation to pay Rent as to the Sixth Floor Premises shall be waived for the number of days that the Completion Date as to the Sixth Floor Premises is delayed beyond October 1, 2000 due to Landlord's Delays, (b) Landlord shall not be in default hereunder or be liable for damages therefor, and (c) Tenant shall accept possession of the Sixth Floor Premises when Landlord tenders possession thereof to Tenant. By occupying the Sixth Floor Premises, Tenant shall be deemed to have accepted the Sixth Floor Premises in their condition as of the date of such occupancy, subject to the performance of punch-list items that remain to be performed by Landlord, if any. Tenant shall execute and deliver to Landlord, within ten (10) days after Landlord has requested same, a letter confirming (i) the Sixth Floor Commencement Date,
(ii) that Tenant has accepted the Sixth Floor Premises, and (iii) that Landlord has performed all of its obligations with respect to the Sixth Floor Premises (except for punch-list items specified in such letter).

        4. SIXTH FLOOR BASIC RENTAL; EXPENSE STOP. The annual Basic Rental for the Sixth Floor Premises shall be as follows:

  10/01/00 - 06/30/05: an annual Basic Rental of $24.00 per rentable square foot 07/01/05 - 06/30/10: an annual Basic Rental of $26.00 per rentable square foot

In addition, Tenant shall pay its Proportionate Share of Electrical Costs and its share of Excess with respect to the Sixth Floor Premises. The Expense Stop for the Sixth Floor Premises shall be 2000 base year.

        5. SIXTH FLOOR TENANT FINISH WORK; CONSTRUCTION ALLOWANCE. The work for the Sixth Floor Premises (the "SIXTH FLOOR PREMISES WORK") shall be designed, constructed and performed in accordance with procedures and requirements set forth in EXHIBIT D (Tenant Finish-Work: Allowance) of the Lease, except that for purposes of the Sixth Floor Work: (a) the references in EXHIBIT D to the "Premises" shall refer solely to the Sixth Floor Premises,
(b) the references in EXHIBIT D to the "Work" shall refer solely to the Sixth Floor Premises Work, (c) Tenant shall deliver to Landlord for its approval final working drawings for the Sixth Floor Premises Work on or before June 15, 2000, and such working drawings, when approved by Landlord in accordance with EXHIBIT D, shall be the "Working Drawings" referred to in EXHIBIT D, (d) Paragraphs 2 and 9 of EXHIBIT D shall be wholly inapplicable to the Sixth Floor Premises Work, and (e) Landlord shall provide to Tenant a construction allowance for the Sixth Floor Premises Work in an amount equal to the lesser of (i) $20.00 per rentable square foot in the Sixth Floor Premises, or (ii) the Total


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


Construction Costs for the Sixth Floor Premises Work (and all references in EXHIBIT D to the "Construction Allowance" shall refer solely to such amount). In no event shall Landlord be obligated to advance or loan any additional allowance or tenant finish dollars to Tenant in respect of the Sixth Floor Premises.

        6. THIRD FLOOR PREMISES. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, Suite No. 300 in the Building containing 28,550 rentable square feet (the "THIRD FLOOR PREMISES") on the terms and conditions of the Lease, as modified hereby. From and after the Third Floor Commencement Date and throughout the remainder of the Term, (a) the term "PREMISES", as used in the Lease, shall refer collectively to the Existing Premises, the Sixth Floor Premises, and the Third Floor Premises, except as herein otherwise provided, and (b) Tenant's Proportionate Share shall be increased to 80.2311%, which is the percentage obtained by dividing the rentable square feet in the Premises (241,372) by the number of rentable square feet in the Building (300,846).

        7. THIRD FLOOR TERM; ACCEPTANCE. The Term for the Third Floor Premises shall commence on April 1, 2001 (the "THIRD FLOOR COMMENCEMENT DATE") and shall be coterminous with the Term for the Existing Premises (the "THIRD FLOOR PREMISES TERM"). If the Completion Date as to the Third Floor Premises has not occurred by April 1, 2001 due to Landlord's Delays, then (a) Tenant's obligation to pay Rent as to the Third Floor Premises shall be waived for the number of days that the Completion Date as to the Third Floor Premises is delayed beyond April 1, 2001 due to Landlord's Delays, (b) Landlord shall not be in default hereunder or be liable for damages therefor, and (c) Tenant shall accept possession of the Third Floor Premises when Landlord tenders possession thereof to Tenant. By occupying the Third Floor Premises, Tenant shall be deemed to have accepted the Third Floor Premises in their condition as of the date of such occupancy, subject to the performance of punch-list items that remain to be performed by Landlord, if any. Tenant shall execute and deliver to Landlord, within ten (10) days after Landlord has requested same, a letter confirming (1) the Third Floor Commencement Date, (2) that Tenant has accepted the Third Floor Premises, and (3) that Landlord has performed all of its obligations with respect to the Third Floor Premises (except for punch-list items specified in such letter). Notwithstanding the foregoing, if Tenant desires to schedule the Third Floor Commencement Date to occur prior to April 1, 2001, Tenant shall give written notice to Landlord specifying such earlier scheduled Third Floor Commencement Date (which date shall be not sooner than twenty (20) weeks after the date of such written notice, unless Landlord shall agree otherwise), and such specified date shall be substituted for April 1, 2001 in each instance in which it appears in the preceding sentences of this paragraph 7 and in the provisions of paragraph 8.

        8. THIRD FLOOR BASIC RENTAL; EXPENSE STOP. The annual Basic Rental for the Third Floor Premises shall be as follows:

  04/01/01 - 06/30/05: an annual Basic Rental of $22.00 per rentable square foot 07/01/05 - 06/30/10: an annual Basic Rental of $24.00 per rentable square foot

In addition, Tenant shall pay its Proportionate Share of Electrical Costs and its share of Excess with respect to the Third Floor Premises. The Expense Stop for the Third Floor Premises shall be 2000 base year.

        9. THIRD FLOOR TENANT FINISH WORK; CONSTRUCTION ALLOWANCE. The work for the Third Floor Premises (the "THIRD FLOOR PREMISES WORK") shall be designed, constructed and performed in accordance with procedures and requirements set forth in EXHIBIT D (Tenant Finish-Work: Allowance) of the Lease, except that for purposes of the Third Floor Work: (a) the references in EXHIBIT D to the "Premises" shall refer solely to the Third Floor Premises,
(b) the references in EXHIBIT D to the "Work" shall refer solely to the Third Floor Premises Work, (c) Tenant shall deliver to Landlord for its approval final working drawings for the Third Floor Premises Work on or before July 15, 2000, and such working drawings, when approved by


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


Landlord in accordance with EXHIBIT D, shall be the "Working Drawings" referred to in EXHIBIT D, (d) Paragraphs 2 and 9 of EXHIBIT D shall be wholly inapplicable to the Third Floor Premises Work, and (e) Landlord shall provide to Tenant a construction allowance for the Third Floor Premises Work in an amount equal to the lesser of (i) $25.00 per rentable square foot in the Third Floor Premises, or (ii) the Total Construction Costs for the Third Floor Premises Work (and all references in EXHIBIT D to the "Construction Allowance" shall refer solely to such amount). In no event shall Landlord be obligated to advance or loan any additional allowance or tenant finish dollars to Tenant in respect of the Third Floor Premises.

        10. PAYMENT OF CONSTRUCTION ALLOWANCE. Although Landlord and Tenant currently expect that Landlord or its affiliate will manage the performance of the Third Floor Premises Work and the Sixth Floor Premises Work, if Tenant or its agent is managing the performance of such work, then Tenant shall not become entitled to full credit for the applicable Construction Allowance until the Third Floor Premises Work or the Sixth Floor Premises Work (as the case may be) has been substantially completed and Tenant has caused to be delivered to Landlord (a) all invoices from contractors, subcontractors, and suppliers evidencing the cost of performing the Third Floor Premises Work or the Sixth Floor Premises Work (as the case may be), together with lien waivers from such parties, and a consent of the surety to the finished Third Floor Premises Work or the Sixth Floor Premises Work, as the case may be (if applicable), and (b) a certificate of occupancy from the appropriate governmental authority, if applicable to the Third Floor Premises Work or the Sixth Floor Premises Work (as the case may be), or evidence of governmental inspection and approval of the Third Floor Premises Work or the Sixth Floor Premises Work (as the case may be).

        11. CANCELLATION OF MUST-TAKE AND EXPANSION OPTIONS. Landlord and Tenant acknowledge and agree that Tenant's obligation to lease the Must-Take Space as provided in EXHIBIT H (Must-Take Expansion Obligation) of the Lease has been assumed by Tenant pursuant to, and as reflected in, the First Amendment; accordingly, EXHIBIT H of the Lease is hereby deleted in its entirety. Landlord and Tenant acknowledge and agree that the lease of the Sixth Floor Premises and the Third Floor Premises on the terms and conditions set forth in this Amendment is intended to be in lieu of, in satisfaction of, and in settlement of, the First First-Year Expansion Option and the Second First-Year Expansion Option set forth in EXHIBIT I (Expansion Options) with respect to the First Expansion Area and Second Expansion Area; accordingly,
EXHIBIT I of the Lease is hereby deleted in its entirety.

        12. LANDLORD'S RIGHT TO LEASE FOURTH AND FIFTH FLOORS. Tenant hereby expressly acknowledges and agrees that Landlord shall have the right and authority to lease to third party(ies) (the "THIRD PARTY", whether one or more) all or any portions of the fourth and fifth floors of the Building (the "THIRD PARTY LEASE", whether one or more), on such terms and conditions as Landlord and such Third Party deem acceptable, free and clear of any and all preferential, first refusal, expansion or other rights or claims of Tenant to such space under EXHIBIT G (which has been revised and restated as hereinafter provided) and/or EXHIBIT I (which has been terminated as hereinabove provided) or any other section, exhibit or provision of the Lease, and Tenant further agrees that it has no current rights whatsoever with regard to such floors. Landlord agrees that Tenant shall have such future rights with respect to the fourth and fifth floors (and only such rights) as are expressly set forth in EXHIBIT G of the Lease, as revised and restated pursuant to this Amendment.

        13. CLARIFICATION AND RESTATEMENT OF EXHIBIT G. In recognition of the respective rights and interests allocated between Landlord and Tenant herein with respect to the third, fourth, fifth and sixth floors of the Building, and to avoid future controversy and confusion between Landlord and Tenant, Landlord and Tenant desire to revise and restate EXHIBIT G of the Lease in its entirety. Accordingly, the form of EXHIBIT G attached to the Lease is hereby deleted in its entirety, and the form of EXHIBIT G attached hereto and
incorporated herein is substituted in place thereof.   In addition, the form
of EXHIBIT A-5 attached to the Lease


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


is hereby deleted in its entirety, and the form of EXHIBIT A-5 attached hereto and incorporated herein is substituted in place thereof.

        14. CALCULATION OF RENTABLE AREA. Section 26(d) of the Lease is hereby amended by deleting the clause "provided, however, that for all purposes under this Lease, the multi-tenant loss factor shall not be greater than 16.2% and the single-tenant loss factor shall not be greater than 9.3%."

        15. NO DEFAULTS. Landlord and Tenant each warrant to the other that, after giving effect to the terms and conditions of the Settlement Agreement and this Amendment, it has no current actual knowledge of any uncured default or event of default by the other under the Lease.

        16. BROKERAGE. Landlord and Tenant each warrant to the other that it has not dealt with any broker or agent in connection with the negotiation or execution of this Amendment or the Lease other than Trammell Crow Dallas/Fort Worth, Inc. and The Staubach Company. Tenant and Landlord shall each indemnify the other against all costs, expenses, attorneys' fees, and other liability for commissions or other compensation claimed by any other broker or agent claiming the same by, through, or under the indemnifying party. The commissions of the Staubach Company shall be paid by Landlord if, as, and when required pursuant to the commission agreement attached as EXHIBIT N to the Lease.

        17. RATIFICATION. Landlord and Tenant hereby ratify and affirm the Lease and agree that the Lease is and shall remain in full force and effect, except as expressly amended hereby.

        18. MISCELLANEOUS. This Amendment shall be binding upon Landlord and Tenant and their respective successors and assigns; may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument; and shall be governed by the laws of the State of Texas.


                            [Signature Page Follows]



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


        EXECUTED as of the date first above written.

        LANDLORD:                       COLLINS CROSSING, LTD.,
                                        a Texas limited partnership

                                        By: TCDFW-Collins Crossing, Ltd.,
                                            a Texas limited partnership,
                                            its general partner

                                            By: TCDFW #1, Inc.,
                                                a Delaware corporation,
                                                its sole general partner



                                                By:  __________________________
                                                Name: _________________________
                                                Title: ________________________


TENANT:                                 INET TECHNOLOGIES, INC.,
                                        a Delaware corporation


                                        By: ___________________________________
                                        Name: _________________________________
                                        Title: ________________________________



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

                                  EXHIBIT A-5

                          OUTLINE OF ADDITIONAL SPACE

                                   [attached]

                                   EXHIBIT G

                            RIGHT OF FIRST REFUSAL


        1. If at any Qualifying Time (as hereinafter defined), Landlord receives a Qualifying Offer (as hereinafter defined) to lease all or a portion of the tenant space on the portions of first, fourth and fifth floors of the Building depicted on EXHIBIT A-5 hereof (the "ADDITIONAL SPACE") which Landlord desires to accept, Landlord shall so notify Tenant in writing (a "REFUSAL NOTICE") and shall (a) identify the Additional Space affected thereby (the "REFUSAL SPACE"); (b) specify the rent to be paid and the allowances (if any) to be provided for the Exercise Space (as hereinafter defined), which shall be the rent to be paid and the allowances (if any) to be provided under such Qualifying Offer which Landlord desires to accept; (c) specify the lease term for the Exercise Space which shall be (i) if such Refusal Notice is given within sixty (60) months of the Commencement Date, coterminous with the initial Lease Term, and (ii) if such Refusal Notice is given more than sixty
(60) months after the Commencement Date, such term as is provided in the Qualifying Offer Landlord desires to accept, but not expiring sooner than the expiration of the initial Lease Term; and (d) the date on which the Exercise Space shall be included in the Premises. Within ten (10) business days after Landlord delivers to Tenant the Refusal Notice, Tenant shall notify Landlord in writing that (1) Tenant elects to lease at the rental rate set forth in the Refusal Notice all or a portion of the Refusal Space, provided that Tenant must elect to lease not less than one additional full floor in the Building (the space as to which Tenant exercises its option, which if not coextensive with the Refusal Space shall be mutually agreed to by Landlord and Tenant, being hereinafter called the "EXERCISE SPACE"), or (2) Tenant elects not to lease the Refusal Space. If Tenant timely elects to lease the Exercise Space, then Landlord and Tenant shall execute an amendment to this Lease, effective as of the date the Exercise Space is to be included in the Premises, on the same terms as this Lease except that (x) the rentable area of the Premises shall be increased by the rentable area in the Exercise Space (and Tenant's Proportionate Share shall be adjusted accordingly), (y) the Basic Rental for such space shall be the rental rate set forth in the Refusal Notice, and (z) the allowances (if any) contained in the Qualifying Offer which Landlord desires to accept will be provided. If, however, Tenant does not elect within the time and in the manner above provided to exercise said option, then Landlord may lease the Refusal Space to third parties. If a lease for such Refusal Space is not fully executed within one hundred eighty (180) days following the expiration of the ten (10) business day period mentioned above, then the Refusal Space shall again be subject to the refusal right in accordance with the foregoing provisions of this paragraph 1.

        2. As used in this Exhibit, the term "QUALIFYING OFFER" shall mean a bona fide offer from a third-party, which is not (a) pursuant to then-existing preferential rights or renewal or expansion options of other tenants in the Building, or (b) from the then-current tenant in the applicable space. As used in this Exhibit, the term "QUALIFYING TIME" means (i) with respect to the Additional Space located on the first floor of the Building, any time during the Term of this Lease; and (ii) with respect to the Additional Space located on the fourth and fifth floors of the Building, any time after the expiration or earlier termination of the Third Party Lease and prior to the expiration or earlier termination of this Lease. Landlord and Tenant expressly agree that any offer that is other than a Qualifying Offer or that is received other than at a Qualifying Time shall not be subject to Tenant's refusal rights hereunder.

        3. The refusal rights granted to Tenant under this EXHIBIT G shall also be applicable to any Qualifying Offer received by Landlord during the Term of this Lease to lease tenant space in any office building which Landlord or CCII constructs on the Development Site, other than an office building constructed pursuant to a build-to-suit or other similar arrangement whereby such building is developed for the principal use and benefit of a single or lead tenant.

        4. Tenant may not exercise its rights under this Exhibit if an Event of Default (which has continued beyond any applicable cure period) exists or, after the Commencement Date, Inet Technologies, Inc. is not then in occupancy of at least seventy-five percent (75%) of the net rentable area of the Premises. Tenant's rights under this Exhibit shall terminate if (a) this Lease or Tenant's right to possession of the Premises is terminated or (b) Tenant assigns any of its interest in this Lease other than to a Permitted Transferee. No sublessee or assignee of Tenant shall have any rights under this Exhibit.



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